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                                                                   EXHIBIT 10.43


                               EIGHTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

                  This Eighth Amendment to Receivables Purchase Agreement (this "Amendment") is entered into as of February 14, 2002, by and among Interface Securitization Corporation, a Delaware corporation ("Seller"), Interface, Inc., a Georgia corporation, Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS

                  Each of the parties hereto entered into a certain Receivables Purchase Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Purchase Agreement").

                  Seller and the Servicer have requested certain amendments to certain provisions of the Purchase Agreement and the Purchasers and the Agent desire to make such amendments on the terms and conditions set forth herein, all as more fully described herein.

                  In connection with the foregoing, Originator and the Original Sellers desire to enter into a certain Fifth Amendment to the Receivables Transfer Agreement of even date herewith (the "Transfer Agreement Amendment").

                  Also in connection with the foregoing, Seller and Originator desire to enter into a certain Second Amendment to the Receivables Sale Agreement of even date herewith (the "Sale Agreement Amendment"). Under the terms of the Purchase Agreement, the consent of the Agent is required in order for Seller to enter into the Sale Agreement Amendment, which consent Seller has requested.

                  The Agent is willing to give such consent in accordance with the terms and upon the conditions set forth herein.


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT



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                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                  1. Consent. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, the Agent hereby consents to the Seller's execution and delivery of the Sale Agreement Amendment and the performance of its obligations thereunder.

                  2. Amendments. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment:

                           (a) Clause (B) of the first proviso contained in last
sentence of Section 7.1(d) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "(B) such cost shall be born by the Seller not more than twice per calendar year per Person (although in no event shall the foregoing be construed to limit the Agent or its agents or representatives to two such examinations and/or visits during such calendar year period with respect to each such Person)"

                           (b) Section 8.5 of the Purchase Agreement is hereby
amended by renumbering clauses (i), (ii) and (iii) thereof as clauses (ii),
(iii) and (iv), respectively, and adding a new clause (i) follows:

                  "(i) by 1pm, Chicago, Illinois time, of each Business Day and at such other times as the Agent shall request, a Daily Report prepared as of the end of the immediately preceding Business Day,"

                           (c) Section 9.1(e) of the Purchase Agreement is
hereby amended by deleting the percentage "7.00%" contained therein and inserting in its place the percentage "5.50%".


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


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                           (d) Exhibit I to the Purchase Agreement is hereby
amended by inserting the following new definition into such exhibit in appropriate alphabetical order:

                  "'Daily Report' means a report, in substantially the form of
         Exhibit XII hereto (appropriately completed), furnished by the Servicer to the Agent pursuant to Section 8.5."

                           (e) The definition of "Dilution Ratio" appearing in
Exhibit I to the Purchase Agreement is hereby amended by replacing the phrase "one fiscal month" contained therein with the phrase "three fiscal months".

                           (f) The definition of "Dilution Reserve Percentage"
appearing in Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Dilution Reserve Percentage' means the greater of (a) 6.00% and (b) the following:

                           (2.25 X ED + ((DS-ED) X (DS/ED))) X DHR

                           where:

                           ED = the average of the Dilution Ratios for the twelve most recently-ended fiscal months;

                           DS = the highest of the average Dilution Ratios for any three-fiscal-month period occurring during the twelve most recently-ended fiscal months; and

                           DHR = the result of dividing the aggregate amount of all net sales by the Original Sellers during the prior three fiscal months by the Outstanding Balance of all Eligible Receivables."

                           (g) Paragraph (i) of the definition of "Eligible
Receivable" appearing in Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety as follows:


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


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                  "(i) the Obligor of which (a) if a natural person, is a
         resident of the United States, (b) if a corporation or other non-governmental business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States or (c) if a government or a governmental subdivision or agency, is a U.S. federal, state, municipal or county government or a subdivision or agency thereof, including any military branch of the U.S. federal government;"

                           (h) The definition of "LIBOR Rate" appearing in
Exhibit I to the Purchase Agreement is hereby amended by replacing the phrase "1.00% per annum" contained at the end of the first sentence thereof with the phrase "1.50% per annum".

                           (i) The definition of "Liquidity Termination Date"
appearing in Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "'Liquidity Termination Date' means February 12, 2003."

                           (j) The definition of "Loss Percentage" appearing in
Exhibit I to the Purchase Agreement is hereby amended by replacing the phrase "2.0 X ARR X S" contained therein in with the phrase "2.25 X ARR X S".

                           (k) The definition of "Purchase Limit" appearing in
Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "'Purchase Limit' means $50,000,000."

                           (l) Annex I hereto is hereby inserted as an amendment
and restatement of Exhibit X to the Purchase Agreement in its entirety.

                           (m) Annex II hereto is hereby inserted as an
amendment and restatement of Exhibit XI to the Purchase Agreement in its entirety.

                           (n) Annex III hereto is hereby inserted as Exhibit
XII to the Purchase Agreement.


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


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                           (o) Schedule A to the Purchase Agreement is hereby
amended by deleting the Commitment amount of "$66,300,000" contained therein and inserting in its place the Commitment amount of "$51,000,000".

                  3. Representations and Warranties. Each of the Seller Parties represents and warrants that, as of the date hereof, both before and after giving effect to this Amendment:

                           (a) all of the representations and warranties of such
Seller Party contained in the Purchase Agreement and in each other document or certificate delivered in connection therewith are true and correct; and

                           (b) no Amortization Event or Potential Amortization
Event has occurred and is continuing.

                  4. Conditions to Effectiveness of Amendments. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

                           (a) Amendment. This Amendment shall have been duly
executed and delivered by each of the parties hereto.

                           (b) Amendments to other Transaction Documents. The
Agent shall have received duly executed copies of the Sale Agreement Amendment and the Transfer Agreement Amendment, and such amendments shall be in full force and effect.

                           (c) Officer's Certificates. The Agent shall have
received a certificate, in substantially the form of Exhibit A hereto, of each of the Seller Parties certifying as to matters set forth in Sections 3(a) and
(b) of this Amendment.

                  5.       Effect of Amendments.

                           (a) The amendments set forth herein are effective
solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein, or (ii) prejudice any right or remedy that any Purchaser or the

                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


                                        5

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Agent may now have or may have in the future under or in connection with the
Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Purchase Agreement" or "Receivables Purchase Agreement" shall mean the Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) This Amendment is a Transaction Document executed
pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c) Seller hereby agrees to pay all reasonable costs,
fees and expenses actually incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses actually incurred by counsel to the Agent and the Purchasers).

                           (d) This Amendment may be executed in any number of
counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of an originally executed counterpart of this Amendment; provided that each party hereto agrees to deliver to the Agent originally executed counterparts of this Amendment on a timely basis.

                           (e) Any provision contained in this Amendment that is
held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f) THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


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                            (Signature Page Follows)


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                                   INTERFACE SECURITIZATION CORPORATION


                                   By:  /s/ Patrick C. Lynch
                                        ------------------------------------
                                        Name: Patrick C. Lynch
                                        Title: Vice President


                                   INTERFACE, INC.


                                   By:  /s/ Patrick C. Lynch
                                        ------------------------------------
                                        Name: Patrick C. Lynch
                                        Title: Vice President


                                   JUPITER SECURITIZATION CORPORATION


                                   By:  /s/ Sherri Gerner
                                        ------------------------------------
                                        Name: Sherri Gerner
                                        Title: Authorized Signatory


                                   BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                   Financial Institution and as Agent


                                   By:  /s/ Sherri Gerner
                                        ------------------------------------
                                        Name: Sherri Gerner
                                        Title: Authorized Signatory




                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


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                                    Exhibit A

                              OFFICER'S CERTIFICATE

         I, __________________, am the Assistant Secretary of ____________, a
_______ corporation (the "Applicable Party"). I execute and deliver this Officer's Certificate, dated as of February 14, 2002, on behalf of the Applicable Party pursuant to Section 4(c) of that certain Eighth Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of February 14, 2002, by and among Interface Securitization Corporation, a Delaware corporation, as Seller ("Seller"), Interface, Inc. ("Interface"), Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent and as Financial Institution, which Eighth Amendment amends certain terms and provisions of that certain Receivables Purchase Agreement, dated as of December 19, 2000, by and among Seller, Interface, Company and Bank One, NA (Main Office Chicago) (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used in this Officer's Certificate and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         I hereby certify, on behalf of the Applicable Party, that, both before and after giving effect to the Amendment, (a) as of the date hereof, no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of the Applicable Party contained in the Purchase Agreement and in the other Transaction Documents are true and correct as of the date hereof.





                                            By:
                                               --------------------------------
                                            Name:
                                            Title:  Assistant Secretary



                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT



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                                                                         ANNEX I


                                    EXHIBIT X

                             FORM OF MONTHLY REPORT


                                 [see attached]


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT



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                                                                        ANNEX II


                                   EXHIBIT XI

                              FORM OF WEEKLY REPORT


                                 [see attached]


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


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                                                                       ANNEX III


                                   EXHIBIT XII

                              FORM OF DAILY REPORT


                                 [see attached]


                                                             EIGHTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT